Exhibit 10.9

LETTER WAIVER

Dated as of May 30, 2008

To	Prides Capital Fund I, L.P., as purchaser (the “Purchaser”) under the Note and Warrant Purchase Agreement referred to below

Ladies and Gentlemen:

We refer to the Note and Warrant Purchase Agreement dated as of August 31, 2007 (the “2007 Purchase Agreement”) between the Company and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the 2007 Purchase Agreement.

Pursuant to that certain Note and Warrant Purchase Agreement of even date herewith entered into by the Company and you, the Company intends to (i) issue and sell to you its 18% Senior Secured Notes due June 30, 2011 and (ii) issue to you a Warrant to purchase Five-hundred Thousand shares of Common Stock (the transactions in the foregoing subclauses (i) and (ii) being referred to herein collectively as the “Transactions”). We hereby request that you waive compliance with Sections 4.2, 4.5, 4.7, 4.13 and 4.14 of the 2007 Purchase Agreement in respect of the Transactions.

This Letter Waiver shall become effective as of the date first above written when, and only when, the Purchaser shall have received by 10:00 a.m. EST on May 30, 2008 (x) counterparts of this Letter Waiver executed by us and you and (y) the consent attached hereto executed by each of the Company’s domestic Subsidiaries.

The 2007 Purchase Agreement and each of the other Note Documents, except to the extent of the modifications specifically provided for herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Letter Waiver shall be effective to implement the waiver described herein. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser under the 2007 Purchase Agreement, nor constitute a waiver of any other provision of the 2007 Purchase Agreement.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to C. Nathan Wood, Shearman & Sterling LLP, 525 Market Street, Suite 1500, San Francisco, California 94105, fax: (415) 616-1325, email: nathan.wood@shearman.com by not later than 10:00 a.m. EST on May 30, 2008.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by facsimile or electronic copy shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

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Very truly yours,

EDIETS.COM, INC.

By:	/s/ James A. Epstein
Name:	James A. Epstein
Title:	Secretary

Agreed as of the date first above written:

PRIDES CAPITAL FUND I, L.P., as Purchaser

By:	Prides Capital Partners, LLC, its General Partner

By:	Kevin A. Richardson II
Name:	Kevin A. Richardson II
Title:

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CONSENT

Dated as of May 30, 2008

We, the undersigned, as guarantors under the Guaranty, and as grantors under the Security Agreement (each as defined in the 2007 Purchase Agreement referred to in the foregoing Letter Waiver) in favor of the Purchaser and for its benefit, hereby consent to such Letter Waiver and hereby confirm and agree that (a) notwithstanding the effectiveness of such Letter Waiver, the Guaranty and Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (b) the Note Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

EDIETS, INC.

By:	/s/ James A. Epstein
Name:	James A. Epstein
Title:	Secretary

NUTRIO.COM, INC.

By:	/s/ James A. Epstein
Name:	James A. Epstein
Title:	Secretary

eDiets Letter Waiver